Pzena Long/Short Value Fund Summary Prospectus March 31, 2014
Investor Class	PZVLX
Institutional Class	PZILX

Before you invest, you may want to review the Pzena Long/Short Value Fund’s (the “Long/Short Fund”) Statutory Prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated March 31, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.pzenafunds.com.  You can also get this information at no cost by calling 1-844-796-1996 (1-844-PZN-1996) or by sending an e-mail request to mutualfunds@pzena.com.

Investment Objective
The Pzena Long/Short Value Fund (the “Long/Short Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Long/Short Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses (includes Shareholder Servicing Plan Fee and Interest Expense and Dividends on Securities Sold Short) (1)	3.71%	3.61%
Shareholder Servicing Plan Fee	0.10%	0.00%
Interest Expense and Dividends on Securities Sold Short	0.63%	0.63%
Total Annual Fund Operating Expenses	5.46%	5.11%
Less: Fee Waiver and Expense Reimbursement(2)	-2.73%	-2.73%
Net Annual Fund Operating Expenses	2.73%	2.38%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)
Pzena Investment Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest expense, taxes, dividends on securities sold short and extraordinary expenses) do not exceed 2.10% of average daily net assets of the Investor Class shares and 1.75% of average daily net assets of the Institutional Class shares (the “Expense Caps”).  The Expense Caps will remain in effect through at least June 27, 2015, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Long/Short Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$276	$1,388
Institutional Class	$241	$1,289

Portfolio Turnover.  The Long/Short Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Adviser expects that the Long/Short Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis.  As the Long/Short Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies
Under normal market conditions, the Long/Short Fund seeks to achieve long-term capital appreciation through long positions in securities priced below, and short positions in securities priced above, the Adviser’s estimate of long-term earnings power. The Long/Short Fund invests primarily in publicly traded equity securities.  The Fund will primarily invest in U.S. listed companies among the largest 1,000 ranked companies by market capitalization, including up to 20% of its net assets in shares of foreign companies that trade on U.S. exchanges.

The Long/Short Fund makes long and short investments in a diversified portfolio of primarily common stocks.  In managing the Fund’s assets, the Adviser will follow a classic value strategy. The Long/Short Fund invests in stocks following a research-driven, bottom-up and quantitative security selection process. The Long/Short Fund’s long positions are stocks that, in the opinion of the Adviser, sell at a substantial discount to their intrinsic value but have solid long-term prospects.  The short portfolio will be a broadly diversified basket of stocks that the Adviser believes to be expensive relative to their earnings history.

In evaluating an investment for purchase by the Long/Short Fund, the Adviser focuses on the company’s earnings history, underlying financial condition and business prospects considering estimated earnings, economic conditions, degree of competitive or pricing pressures, and the experience and competence of management, among other factors.  The Adviser’s sell discipline is guided by the same process with which the Adviser originally screens the investment universe.  The Adviser sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

The Long/Short Fund expects to engage in frequent trading of the Fund’s portfolio securities.

Principal Risks
Losing all or a portion of your investment is a risk of investing in the Long/Short Fund.  The following additional risks could affect the value of your investment:

•
Market Risk.  The value of the Long/Short Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

•
Management Risk.  The Long/Short Fund is subject to management risk because it is an actively managed investment portfolio and because the Fund relies on the Adviser’s ability to pursue the Fund’s goal.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.

•
Equity Risk.  The risks that could affect the value of the Long/Short Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

•
Foreign Securities Risk.  Foreign securities are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid than U.S. securities, which could affect the Long/Short Fund’s investments.  Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

•
Sector Emphasis Risk.  Sector emphasis risk is the risk that the securities of companies in the same or related businesses, if comprising a significant portion of the Long/Short Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•	Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Long/Short Fund at quoted market prices.

•
Value Style Investing Risk.  The Adviser follows an investing style that favors value investments.  The value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Long/Short Fund may underperform other funds that use different investing styles.

•
Short Sales Risk.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Long/Short Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

•
New Fund Risk. The Long/Short Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information will be available on the Fund’s website at www.pzenafunds.com or by calling the Long/Short Fund toll-free at 1-844-796-1996 (844-PZN-1996).

Management
Investment Adviser.  Pzena Investment Management, LLC is the Long/Short Fund’s investment adviser.

Portfolio Managers.  Mr. Antonio DeSpirito, III (Portfolio Manager), Mr. TVR Murti (Portfolio Manager) and Mr. Eli Rabinowich (Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the Long/Short Fund’s portfolio. Messrs. DeSpirito, Murti and Rabinowich have managed the Long/Short Fund since its inception in 2014.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Long/Short Fund shares on any business day by written request via mail (Pzena Long/Short Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-844-796-1996 (844-PZN-1996), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular	$5,000	$100
Retirement Accounts	$1,000	$100
Institutional Class	$1,000,000	Any Amount

Tax Information
Long/Short Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Long/Short Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.